UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2014

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 26, 2014, the Registrant entered into a nonbinding Letter of Intent (LOI) to acquire luxury cosmetics company, Elite Therapeutics. The Registrant and Elite Therapeutics have agreed to carefully examine the details and potential benefits of an all-stock acquisition with an anticipated closing in the first quarter of 2015.

VIASPACE Chairman, Dr. Kevin Schewe, is the founder and majority shareholder of Elite Therapeutics, a private company based in Arvada, Colorado. Elite Therapeutics was founded in 2007 as Bad Love Cosmetics Company, LLC and began doing business as Elite Therapeutics with high quality, results-driven, medical-grade cosmetics in late 2010. Elite Therapeutics has an active, full line of luxury products and associated inventory. Bad Love Cosmetics has a cutting edge line of products in development for launch in 2015 and beyond.

A copy of the Press Release announcing this is attached to this Form 8-K as Exhibit 99.1. A copy of the LOI is attached to this Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Press Release dated December 1, 2014.
99.2 Letter of Intent dated November 26, 2014 between VIASPACE Inc. and Bad Love Cosmetics Company, LLC, DBA Elite Therapeutics.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

December 3, 2014	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 1, 2014
99.2	Letter of Intent dated November 26, 2014 between Registrant and Bad Love Cosmetics Company, LLC, DBA Elite Therapeutics